Exhibit 10.1

FIRST AMENDMENT TO LICENSING AGREEMENT

THIS FIRST AMENDMENT (THE “FIRST AMENDMENT”) DATED APRIL 21, 2009 TO THAT LICENSE AGREEMENT (THE “AGREEMENT”) DATED AS OF APRIL 21, 1999 BETWEEN NON-INVASIVE MONITORING SYSTEMS, INC. (“NIMS”) AND CARDINAL HEALTH 211, INC., AS SUCCESSOR IN INTEREST TO SENSORMEDICS CORPORATION (“CARDINAL”).

RECITALS

WHEREAS, NIMS and Cardinal (collectively, the “Parties”) are parties to the Agreement which was made as of April 21, 1999; and

WHEREAS, NIMS and Cardinal desire to amend the Agreement to extend the expiration of the term of the Agreement from April 21, 2009 until April 21, 2019.

NOW THEREFORE, in consideration of the mutual covenants and promises contained in the Agreement and this First Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, NIMS and Cardinal agree as follows:

AMENDMENT

1.           Extension of Term.  Section 4.1 of the Agreement is hereby amended and restated in its entirety as follows:

4.1 The term of this Agreement shall end on April 21, 2019; provided that this Agreement may be renewed upon the execution by both parties hereto of a written notice specifying the term of any such renewal.  All terms and conditions of this Agreement shall apply to any renewal term, except as expressly amended in the executed renewal notice.

2.           Governing Law.  This First Amendment shall be governed by the laws of the State of Florida without regard to its conflict of laws rules or principles.

3.           Amendments.  Except as expressly amended hereby, the Agreement shall remain unmodified and in full force and effect.

4.           Entire Agreement.  This First Amendment and the Agreement and any schedules or exhibits attached to the Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior understandings and writings between the parties relating thereto.

5.           Interpretation.  Any capitalized terms used in this First Amendment but not otherwise defined shall have the meaning provided in the Agreement.

6.           Counterparts.  This First Amendment may be executed manually, electronically in Adobe® PDF file format, or by facsimile by the Parties, in any number of counterparts, each of which shall be considered one and the same amendment and shall become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to the other Party.

IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed in their names as of the date first written above.

CARDINAL HEALTH 211, INC. By: /s/ Ed Pulwer Name: Ed Pulwer Title: Sr. Operating Executive	NON-INVASIVE MONITORING SYSTEMS, INC. By: /s/ Steven B. Mrha Name: Steven B. Mrha Title: Chief Operating Officer